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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 28, 2006

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                             VENDINGDATA CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

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            NEVADA                       001-32161                 91-1696010
(State or Other Jurisdiction of    (Commission File Number)     (I.R.S. Employer
    Incorporation) Number)                                       Identification


                               6830 SPENCER STREET
                             LAS VEGAS, NEVADA 89119
                    (Address of principal executive offices)

                          (702) 733-7195 (Registrant's
                     telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 7.01 REGULATION FD DISCLOSURE

      We recently entered into a distribution agreement with a technology company based in Hong Kong and Macau. The distribution agreement has an initial three year term, with rollover provisions, and provides exclusive distribution rights for the VendingData high frequency RFID casino chip for certain Southeast Asia casino properties and non-exclusive distribution rights elsewhere in Asia.

      Based on our discussion with the distributor and assessment of the Asian market, we expect the relationship with the distributor to generate $9 million dollars of retail sales of the RFID chip over the initial three year term of the agreement.

      This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, and actual circumstances, events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include, but are not limited to: our current and projected working capital requirements, including our ability to receive additional working capital as and when needed in order to finance the marketing and manufacture of our RFID chips; our dependence on our contract manufacturer for the manufacture and delivery of RFID chips; higher than expected manufacturing, service, selling, administrative, product development or roll out costs of our RFID chips; the market's acceptance of our RFID chips; changes in the level of consumer or commercial acceptance of our RFID chips; advances by our competitors in the area of RFID chip development and manufacture; regulatory and jurisdictional issues involving our products and the RFID chip specifically, and for the gaming industry in general; general and casino industry economic conditions; the financial health of the Company's casino and distributor customers in Asia; the actual performance of the distributor and any earlier termination of the distribution agreement. For a discussion of certain of these and other factors, which may cause actual events or results to differ from those projected, please refer to the our most recent annual report on Form 10-KSB and quarterly reports on Form 10-QSB, as well as other subsequent filings with the Securities and Exchange Commission. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VENDINGDATA CORPORATION


Dated:  February 28, 2006               /s/ Mark R. Newburg
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                                            Mark R. Newburg, President and
                                            Chief Executive Officer